                                                                    EXHIBIT 99.1

                                              Comerica Tower at Detroit Center
                                              Corporate Legal Department
                                              500 Woodward Avenue, 33rd Floor
                                              Detroit, Michigan 48226
                                              (313) 222-7464
                                              (313) 222-9480 - Facsimile

                                              Julius L. Loeser
                                              Senior Vice President and
                                              Deputy General Counsel


VIA FACSIMILE (312)-913-2479
& VIA AIRBORNE EXPRESS



                                November 28, 2000



Jack Wixted, Senior Vice President
Federal Reserve Bank of Chicago
230 South LaSalle Street
Chicago, IL 60604-1413

         Re:      Declaration of Election to be Financial Holding Company

Dear Mr. Wixted:

         We are filing on behalf of Comerica Incorporated, currently a bank holding company, pursuant to Section 4(l)(i) of the Bank Holding Company Act (12 U.S.C.ss.1843 (l)(i)) and Section 225.82 of the Board's Regulation Y, this written declaration of its election to become a financial holding company.

1.  Statement Election

         Comerica Incorporated elects to be a financial holding company.

2.  Company and Each Depository Institution Subsidiary

         The name of the company is Comerica Incorporated. The address of its head office is 500 Woodward Avenue, Detroit, Michigan 48226.

         The name and address of each depository institution subsidiary is:

         a.)      Comerica Bank
                  500 Woodward Avenue
                  Detroit, Michigan 48226




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Jack Wixted, Senior Vice President
Federal Reserve Bank of Chicago
November 28, 2000
Page 2



         b.)      Comerica Bank-California
                  333 W. Santa Clara Street
                  San Jose, California  95113

         c.)      Comerica Bank-Texas
                  Thanksgiving Tower
                  1601 Elm Street
                  Dallas, Texas 72201

         d.)      Comerica Bank, N.A.
                  3450 West Central Avenue
                  Suite 230
                  Toledo, Ohio 43606

         e.)      Comerica Bank & Trust, N.A.
                  101 North Main Street
                  Ann Arbor, Michigan  48104

3.  Capitalization

         I hereby certify that all depository institutions controlled by the company are well capitalized as of this date.

4.  Capital Ratios

         The capital ratios for all relevant capital measures as of the close of the previous quarter for each depository institution controlled by the company on this date are set forth in the attachment to this letter.

5.  Management

         The undersigned hereby certifies that all depository institutions controlled by the company are "well-managed", as of the date of this letter.



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Jack Wixted, Senior Vice President
Federal Reserve Bank of Chicago
November 28, 2000
Page 3



         Thank you for your consideration of this declaration. If you have any questions about what we propose, we would be pleased to answer them.

                                          Best wishes,



                                          /s/ Julius L. Loeser


cc:      Mitchell Doepke











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Jack Wixted, Senior Vice President
Federal Reserve Bank of Chicago
November 28, 2000
Page 4


bcc:     Ralph Babb
         Marvin Elenbaas
         Michael Fidler
         John Gonzalez
         George Madison
         Ronald Marks
         Michael Michalak
         Eugene Miller
         Jay Oberg
         Thomas Ogden
         Mark Yonkman

Summary of Risk-Based Capital
 and Leverage Ratios

September 30, 2000


                                 Tier 1        Tier 2        Risk-adj.         Adj. Total        Leverage     Tier I       Total
                                 Capital       Capital        Assets           Assets (i)        Ratio (2)    Ratio        Ratio
                                 -------       -------       ---------         ----------        ---------    ------       -----
Comerica Consolidated            3,501,522     2,018,126     49,795,692        40,191,509         8.71%         7.03%       11.08%

Comerica Bank                    2,826,598     1,702,353     40,186,867        32,325,393         8.74%         7.03%       11.27%

Comerica Bank - Texas              401,711       148,045      3,815,643         3,758,472        10.69%        10.53%       14.41%

Comerica Bank - California         457,543       207,538      6,198,916         5,134,600         8.91%         7.38%       10.73%

Comerica Bank, N,A.                  8,845            --          2,346            10,241        86.37%       377.02%      377.02%

Comerica Bank & Trust, N.A.          1,124            --            508             1,495        75.18%       221.26%      221.26%




(1) Adjusted total assets are defined as the quarterly average total assets reported on the FRY-9C or the call report, less goodwill and other intangibles acquired after February, 1992.

(2) Tier 1 capital divided by adjusted total assets.